Global
Entertainment
Media

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

Global
Entertainment
Media

                                                                 [PHOTO OMITTED]
                                                                 Marc J. Gabelli

Annual Report - December 31, 1998
The Gabelli Global Interactive Couch Potato(R) Fund

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                                    * * * * *
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                  Morningstar rating(TM) of the Gabelli Global
                      Interactive Couch Potato(R) Fund was
                        5 stars overall and for the three
                           year period ended 12/31/98
                        among 2802 domestic equity funds.
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                                 #1 Global Fund!
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                    (as ranked by Lipper Analytical Services
                     based on three year performance through
                        12/31/98 among 147 global funds).
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To Our Shareholders,

      Global media stocks put on quite a show in 1998 as evidenced by the Gabelli Global Interactive Couch Potato(R) Fund's strong returns. Media pundit Marshall McCluhan is famous for saying, "The media is the message." This past year, the message was loud and clear--buy high quality, dominant market share media companies.

Investment Performance

      For the fourth quarter ended December 31, 1998, The Gabelli Global Interactive Couch Potato Fund's (the "Fund") total return was 21.4%. The Lipper Analytical Services Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had returns of 17.4% and 21.1%, respectively over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 28.9% for 1998. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 14.3% and 22.0%, respectively, over the same twelve month period.

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Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Analytical Services ranked The Gabelli Global Interactive Couch Potato(R) Fund 21 among 224 global funds for the one year period ended December 31, 1998. Lipper rankings are based upon 12 month and three year total returns at NAV.

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                           Interactive Couch Potato(R)

Interactive  (in' ter ak' tiv)  Having the capacity for communication flow in each direction.*

Couch        (kouch)            An appellation for the heavy user of television,
                                depicted in the metaphor as plopped before the
Potato       (po ta' to)        television set like a vegetable with eyes. The
                                term was coined in the early 1980s by a group of
             (pe ta' to)        Baby Boomers in the San Francisco area who
                                playfully glorified their addiction to the tube.
                                Calling themselves The Couch Potatoes, they formed a national club and published a hilarious newsletter in the couch potato lifestyle containing bizarre recipes for that vital companion to the TV set, the toaster oven. After a burst of enlistments, the club quietly disappeared. All that remains today is the metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

* Source: NTC Mass Media Directory.
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INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                            Quarter
                            --------------------------------------
                              1st        2nd       3rd      4th       Year
                              ---        ---       ---      ---       ----
 1998:  Net Asset Value ... $16.45     $17.39    $15.17     $16.99    $16.99
        Total Return ......  15.2%       5.7%    (12.8)%     21.4%     28.9%
 ------------------------------------------------------------------------------
 1997:  Net Asset Value ... $11.79     $13.72    $15.02     $14.28    $14.28
        Total Return ......   0.3%      16.4%      9.5%      10.9%     41.7%
 ------------------------------------------------------------------------------
 1996:  Net Asset Value ... $12.57     $13.40    $13.22     $11.75    $11.75
        Total Return ......   7.3%       6.6%     (1.3)%     (0.3)%    12.5%
 ------------------------------------------------------------------------------
 1995:  Net Asset Value ... $10.62     $11.28    $12.30     $11.72    $11.72
        Total Return ......   3.6%       6.2%      9.0%      (1.8)%    17.9%
 ------------------------------------------------------------------------------
 1994:  Net Asset Value ...  $9.90      $9.97    $10.54     $10.25    $10.25
        Total Return ......  (1.0)%(b)   0.7%      5.7%      (2.8)%     2.5%(b)
 ------------------------------------------------------------------------------

           ----------------------------------------------------------
                 Average Annual Returns - December 31, 1998 (a)
                 ----------------------------------------------

              1 Year ........................................ 28.9%
              3 Year ........................................ 27.1%
              Life of Fund (b) .............................. 20.4%
           ----------------------------------------------------------

                                Dividend History
           ----------------------------------------------------------
           Payment (ex) Date    Rate Per Share     Reinvestment Price
           -----------------    --------------     ------------------
           December 28, 1998        $1.385               $16.56
           December 31, 1997        $2.370               $14.28
           December 31, 1996        $1.436               $11.75
           December 29, 1995        $0.363               $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of investment operations on February 7, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

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                                       2

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND,
     THE LIPPER GLOBAL FUND AVERAGE AND THE MORGAN STANLEY WORLD FREE INDEX

        Gabelli Global Interactive     Lipper Global    Morgan Stanley World
            Couch Potato Fund           Fund Average         Free Index        S&P 500 Index
            -----------------           ------------         ----------        -------------
2/7/94           10000                     10000               10000               10000
12/94            10250                      9835                9849                9810
12/95            12080                     11214               11766               13499
12/96            13590                     13042               13319               16604
12/97            19257                     14743               15316               22141
12/98            24828                     16857               18681               28504

      For the three year period ended December 31, 1998, the Fund's total return averaged 27.1% annually versus average annual total returns of 14.7% and 16.7% for the Lipper Global Fund Average and Morgan Stanley World Free Index, respectively. Since inception on February 7, 1994 through December 31, 1998, the Fund had a cumulative total return of 148.4%, which equates to an average annual return of 20.4%.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                  United States                          69.9%
                  Europe                                 17.1%
                  Canada                                  4.6%
                  Japan                                   4.6%
                  Asia/Pacific Rim                        3.8%

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                  Distributions                          58.7%
                  Copyright/Creativity                   41.3%

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1998.

COMMENTARY

1998 Revisited

      During 1998, cable television stocks made the biggest and boldest headlines. Cablevision Systems, Time Warner, Tele-Communications Inc. and Comcast were prominent holdings in our Top Twenty performance list.

      AT&T's acquisition of Tele-Communications Inc. surfaced the value of all those coaxial connections to American homes. Cable television is no longer just a home entertainment business. It is now high speed Internet access and will soon become a legitimate long distance and local telephony provider. More deals and/or joint ventures between long distance providers and cable operators are likely as the major players in the telecommunications and cable television industries seek alliances that will allow them to match the full range of services that will be offered by the new AT&T/TCI juggernaut.

      Cable television ("CATV") network stocks also performed well, with Tele-Communications Inc./Liberty Media Group and Viacom closing the year near the top of our performance charts. The common complaint of "50 channels and still only a few things worth watching" underscores the strong demand for quality cable network programming. The leading players in the cable network industry--Time Warner with TBS and TNT, Viacom with MTV and Nickelodeon, Cablevision with its collection of regional sports networks, News Corp. with its far flung international cable network operations and Tele-Communications Inc./Liberty Media Group which is a CATV network holding company--all have bright futures.

      Our broadcast holdings, including Ackerley Group, Paxson Communications and Young Broadcasting, underperformed. Newspaper companies such as the New York Times, Times Mirror and Tribune Co. also disappointed. Broadcasters may continue to lose audience share to cable networks, however, in our opinion, this is more than fully discounted in current stock prices. Broadcasting will continue to be a viable business and we expect to see further consolidation in the broadcasting industry, with the bigger fish swallowing some of the remaining minnows in the year ahead. The future of the newspaper business is less clear. Leading newspaper companies must make the transition from print to multimedia. Many publishers have been slow to recognize this fact and at this stage, they are playing catch up. However, they have the human resources--all of those experienced news and information gatherers--to eventually make this transition successfully.

Looking Ahead

      This is the Information/Entertainment Age. Technology is expanding media's global reach and the convergence of the telephone (including cable), television and computer is accelerating. It is truly a brave new world. Of course, not every media company will succeed and some, notably the absurdly valued Internet stocks, will leave investors holding the bag. We continue to focus on media companies large and small that have dominant franchises and well conceived strategies for taking advantage of the changes in the media industry. We believe these types of companies will continue to be drivers of our portfolio.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1998.

AirTouch Communications Inc. (ATI - $72.125 - NYSE), based in San Francisco, is the world's largest wireless communications provider. With more than 35 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. AirTouch will offer satellite communications in the future through its interest in the Globalstar satellite system. Cash flow increased by approximately 25% in 1998. In April, 1998, the company completed the acquisition of MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion. On January 15, 1999, Vodafone Group plc (VOD - $161.125 - NYSE) and AirTouch signed a definitive merger agreement whereby Vodafone would acquire ATI for $97 per ATI share. Vodafone's bid successfully topped Bell Atlantic's (BEL - $53.00 -NYSE) $45 billion bid for AirTouch.

Cablevision Systems Corp. (CVC - $50.1875 - AMEX) is one of the nation's leading telecommunications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks, American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long-term lease of Radio City Music Hall, home of the world famous Radio City Rockettes.

Citizens Utilities Co. (CZN - $8.125 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $8.1875 -Nasdaq) and has a significant investment in Centennial Cellular Corp. (CYCLD - $41.00 - Nasdaq). In May, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as its interest in Centennial Cellular, D&E Communications, Hungarian Telephone & Cable, cable television and other telecom businesses. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. This restructuring will be facilitated by the $215 million in cash the company should receive from its 16% stake in Centennial Cellular Corp. when Centennial's planned sale to Welsh, Carson, Anderson & Stowe VIII, L.P. is concluded.

Comcast Corp. (CMCSA - $57.4375 - Nasdaq) is principally engaged in the operation of hybrid fiber-coaxial broadband cable networks, cellular and personal communications systems and as the provider of content. The company's consolidated domestic cable operations served approximately 4.4 million subscribers as of year end 1997. Satellite-delivered video service is provided through the company's equity interest in Primestar Partners. Comcast has agreed to sell its wireless division to SBC Communications in a transaction valued at $1.7 billion. Personal communications services ("PCS") are provided through the company's investment in Sprint Spectrum Holdings Company. Content is provided through the company's majority-owned subsidiaries: QVC, an electronic retailer, and E! Entertainment Television, as well as other investments, including Comcast SportsNet, The Golf Channel, The Speedvision Network and The Outdoor Life Network. Through QVC, the company markets a wide variety of products and is available, on a full and part time basis, to over 68 million homes in the U.S., over 6.5 million homes in the U.K. and over 9.5 million homes in Germany.

MediaOne Group Inc. (UMG - $47.00 - NYSE) is one of the nation's leading broadband services company. It provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Rogers Cantel Mobile Communications Inc. (RCN - $12.1875 - NYSE) is Canada's largest wireless telecom company providing cellular, digital cellular, personal communications services ("PCS"), paging and wireless data services to over 1.5 million cellular/PCS subscribers and 250,000 paging customers. The company maintains strategic partnerships with AT&T and Radio Shack Canada. The Canadian wireless industry is less competitive than the U.S. due to fewer participants licensed in each market.

Seagram Co. (VO - $38.00 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal and Seagram's Gin. Seagram also distributes Tropicana and Dole fruit juices. With its December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $33.125 - Nasdaq).

TCI Ventures Group (TCIVA - $23.5625 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $55.3125 - Nasdaq). The company has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $23.625 - Nasdaq) and a 39% equity interest in @Home (ATHM - $74.25 - Nasdaq). The company is slated to be part of the transaction proposed by AT&T (T - $75.25 - NYSE) to acquire all of the TCI group, whereupon TCIVA's shares are to be converted into Liberty Media Group.

Tele-Communications Inc. (TCOMA - $55.3125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home". AT&T (T - $75.25 - NYSE) has agreed to acquire Tele-Communications, offering 0.7757 AT&T shares for each TCOMA share. In anticipation of TCOMA's merger with AT&T, Tele-Communications has announced it will merge with TCI Communications.

Tele-Communications Inc./Liberty Media Group (LBTYA - $46.0625 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

Time Warner Inc. (TWX - $62.0625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now down to approximately $9 billion) and simplifying its capital structure.

USA Networks Inc. (USAI - $33.125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $73.5625 - AMEX; VIA'B - $74.00 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in 1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Vivendi (EX. PA - $259.58 - Paris Stock Exchange) is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      It has been another terrific year for media stocks. Ongoing technological change, mergers and joint ventures between leading companies from different sectors of the industry and the enormous potential for international expansion should continue to make media stocks a vibrant sector of the global equity markets.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                                       Sincerely,


                                                       Marc J. Gabelli
                                                       Portfolio Manager

January 29, 1999

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                                Top Ten Holdings
                                December 31, 1998
                                -----------------

      TCI/Liberty Media Group                    Cablevision Systems Corp.
      Viacom Inc.                                Vivendi
      TCI Ventures Group                         Telephone & Data Systems Inc.
      USA Networks Inc.                          Comcast Corp.
      Tele-Communications Inc.                   Seagram Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1998
================================================================================

                                                                         Market
   Shares                                                   Cost         Value
   ------                                                   ----         -----
             COMMON STOCKS -- 97.7%

             Broadcasting -- 9.4%
   55,000    Ackerley Group Inc. ...................    $  528,733    $1,003,750
   20,000    Audiofina .............................       802,171       902,402
  100,000    Flextech plc+ .........................       776,459     1,009,926
   44,000    Granada Group plc .....................       710,602       777,826
      500    NRJ SA ................................        82,628        89,509
   50,000    Paxson Communications Corp.+ ..........       481,553       459,375
   48,000    Sinclair Broadcast Group Inc.+ ........       640,502       939,001
   83,000    Tokyo Broadcasting System Inc. ........       851,731       929,363
   20,000    Young Broadcasting Inc., Cl. A+ .......       670,363       837,500
                                                        ----------    ----------
                                                         5,544,742     6,948,652
                                                        ----------    ----------
             Business Services -- 4.3%
   10,000    Berlitz International Inc.+ ...........       161,981       290,000
   11,000    Vivendi ...............................     2,292,011     2,855,349
                                                        ----------    ----------
                                                         2,453,992     3,145,349
                                                        ----------    ----------
             Cable -- 20.7%
   60,000    Cablevision Systems Corp., Cl. A+ .....       483,484     3,011,250
   30,000    Comcast Corp., Cl. A ..................       688,613     1,723,125
   35,000    MediaOne Group Inc.+ ..................     1,192,806     1,645,000
   15,000    NTL Inc.+ .............................       763,125       846,563
  180,000    TCI Ventures Group, Cl. A+ ............     2,537,582     4,241,249
   55,000    Tele-Communications Inc., Cl. A+ ......     1,604,080     3,042,187
   40,000    United International
               Holdings Inc., Cl. A+ ...............       451,715       770,000
                                                        ----------    ----------
                                                         7,721,405    15,279,374
                                                        ----------    ----------
             Communications Equipment -- 1.0%
    6,300    Mannesmann AG .........................       692,365       722,475
                                                        ----------    ----------
             Entertainment -- 12.1%
  123,200    Tele-Communications Inc./
             Liberty Media Group, Cl. A+ ...........     2,369,723     5,674,900
  100,000    USA Networks Inc.+ ....................     1,774,097     3,312,500
                                                        ----------    ----------
                                                         4,143,820     8,987,400
                                                        ----------    ----------
             Entertainment Distribution -- 1.1%
   20,000    GC Companies Inc.+ ....................       727,907       832,500
                                                        ----------    ----------
             Global Entertainment -- 13.0%
    5,000    Canal Plus ............................       958,058     1,365,018
  130,000    EMI Group plc .........................       768,330       916,005
   45,000    Seagram Co. ...........................     1,592,001     1,710,000
   20,000    Time Warner Inc. ......................       531,990     1,241,250
   40,000    Viacom Inc., Cl. A+ ...................     1,416,389     2,942,500
   20,000    Viacom Inc., Cl. B+ ...................       544,082     1,480,000
                                                        ----------    ----------
                                                         5,810,850     9,654,773
                                                        ----------    ----------
             Hotels and Gaming -- 1.0%
   25,000    Gaylord Entertainment Co., Cl. A ......       784,646       753,125
                                                        ----------    ----------
             Publishing -- 13.4%
   63,500    Arnoldo Mondadori Editore SpA .........       778,747       841,459
   10,000    Central Newspapers Inc., Cl. A ........       678,825       714,375
   15,000    Dow Jones & Co. Inc. ..................       703,107       721,875
   37,500    Independent Newspapers Ltd. ...........       114,689       153,759
  162,500    Independent Newspapers plc ............       734,815       682,678
   21,000    McClatchy Newspapers Inc., Cl. A ......       691,331       742,875
   20,000    New York Times Co., Cl. A .............       518,150       693,750
   75,000    Primedia Inc.+ ........................       846,329       881,250
   10,000    Pulitzer Publishing Co. ...............       558,107       866,250
   40,000    Reader's Digest Association
               Inc., Cl. A .........................       741,160     1,007,500
   20,000    Scripps (E.W.) Co. ....................       906,367       995,000
   15,000    Tribune Co. ...........................       883,581       990,000
   50,000    United News & Media plc ...............       513,568       438,411
   10,000    United News & Media plc, ADR ..........       155,765       181,250
                                                        ----------    ----------
                                                         8,824,541     9,910,432
                                                        ----------    ----------
             Satellite -- 1.6%
  150,000    APT Satellite Holdings Ltd.,
               ADR+ ................................       738,105       609,375
   34,000    Asia Satellite Telecommunications
               Holdings Ltd., ADR ..................       631,261       595,000
                                                        ----------    ----------
                                                         1,369,366     1,204,375
                                                        ----------    ----------
             Telecommunications -- 12.0%
   21,000    Bell Atlantic Corp. ...................     1,174,213     1,113,000
  110,752    Citizens Utilities Co., Cl. B+ ........       987,637       899,856
      230    DDI Corp. .............................       826,288       856,409
   38,000    Frontier Corp. ........................       896,369     1,292,000
      115    Japan Telecom Co. Ltd. ................       851,922       886,995
  100,000    Rogers Communications Inc., Cl. B+ ....       493,475       888,706
   12,000    Telecom Italia SpA, ADR ...............       904,781     1,044,000
    1,275    Viag AG ...............................       684,034       747,918
   51,000    Viatel Inc.+ ..........................       571,726     1,166,624
                                                        ----------    ----------
                                                         7,390,445     8,895,508
                                                        ----------    ----------

                 See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                         Market
   Shares                                                   Cost         Value
   ------                                                   ----         -----

            COMMON STOCKS (Continued)

            Wireless Communications -- 8.1%
   20,000   AirTouch Communications  Inc.+ .........   $   714,250   $ 1,442,500
   56,000   Cellular Communications
              of Puerto Rico Inc.+ .................       951,999     1,035,999
       18   NTT Mobile Communication
              Network Inc. .........................       725,106       742,044
   63,000   Rogers Cantel Mobile
              Communications Inc., Cl. B+ ..........       727,781       767,813
   45,000   Telephone & Data
              Systems Inc. .........................     2,122,823     2,022,188
                                                       -----------   -----------
                                                         5,241,959     6,010,544
                                                       -----------   -----------
            TOTAL COMMON STOCKS                         50,706,038    72,344,507
                                                       -----------   -----------
            CONVERTIBLE PREFERRED STOCKS -- 0.0%

            Publishing -- 0.0%
      500   Golden Books Family Entertainment
              Inc. 8.75% Cv. Pfd. ..................        25,000         1,250
                                                       -----------   -----------
            PREFERRED STOCKS -- 2.2%
            Broadcasting -- 0.5%
  300,000   Village Roadshow Ltd., Pfd. ............       580,983       375,376
                                                       -----------   -----------
            Publishing -- 1.7%
   50,000   News Corp. Ltd., ADR
              Preference Shares ....................     1,069,678     1,234,375
                                                       -----------   -----------
            TOTAL PREFERRED STOCKS                       1,650,661     1,609,751
                                                       -----------   -----------

 Principal
  Amount                                                               Market
 or Shares                                                 Cost        Value
 ---------                                                 ----        -----
            CONVERTIBLE CORPORATE BONDS -- 0.1%

            Entertainment -- 0.1%
$   50,000  Savoy Pictures Entertainment Inc.,
              Sub. Deb. Cv. 7.00%, 07/01/03 ........   $    42,901  $    49,813
                                                       -----------  -----------
            CORPORATE BONDS -- 0.3%

            Entertainment -- 0.3%
  200,000   Viacom Inc., Sub. Deb. Cv.
              8.00%, 07/07/06 ......................       143,714      208,500
                                                       -----------  -----------
            TOTAL INVESTMENTS -- 100.3% ............   $52,568,314   74,213,821
                                                       ===========
            Other Assets and
              Liabilities (Net) -- (0.3)% ..........                   (214,477)
                                                                    -----------
            NET ASSETS -- 100.0%
              (4,355,566 shares outstanding) .......                $73,999,344
                                                                    ===========
            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share ......................                     $16.99
                                                                         ======

----------
            For Federal tax purposes:

            Aggregate cost                                          $52,775,213
                                                                    ===========
            Gross unrealized appreciation                           $22,470,476

            Gross unrealized depreciation                            (1,031,868)
                                                                    -----------
            Net unrealized appreciation                             $21,438,608
                                                                    ===========

----------
+    --  Non-income producing security.
ADR  --  American Depositary Receipt.

                                                            % of
                                                           Market      Market
Geographic Diversification                                  Value      Value
---------------------                                      -------    -------
North America                                               74.5%   $55,256,899
Europe                                                      17.1%    12,727,985
Japan                                                        4.6%     3,414,811
Asia/Pacific Rim                                             3.8%     2,814,126
                                                           ------   -----------
                                                           100.0%   $74,213,821
                                                           ======   ===========

                See accompanying notes to financial statements.

               The Gabelli Global Interactive Couch Potato(R) Fund

Statement of Assets and Liabilities
December 31, 1998
================================================================================

Assets:
   Investments, at value (Cost $52,568,314) .....................   $74,213,821
   Foreign currency, at value (Cost $374,260) ...................       375,912
   Dividends, interest and reclaims receivable ..................        31,497
   Receivable for investments sold ..............................     1,710,386
   Receivable for capital shares sold ...........................        29,522
                                                                    -----------
     Total Assets ...............................................    76,361,138
                                                                    -----------
Liabilities:
   Payable for investment advisory fees .........................        58,976
   Payable for distribution fees ................................        14,743
   Payable to custodian .........................................     2,205,811
   Other accrued expenses .......................................        82,264
                                                                    -----------
     Total Liabilities ..........................................     2,361,794
                                                                    -----------
     Net Assets applicable to 4,355,566
       shares outstanding .......................................   $73,999,344
                                                                    ===========
Net Assets consist of:
   Capital stock, at par value ..................................   $     4,356
   Additional paid-in capital ...................................    52,525,271
   Undistributed net investment income ..........................        28,648
   Accumulated distributions in excess of net
     realized gain on investments, futures
     contracts and foreign currency transactions ................      (206,900)
   Net unrealized appreciation on investments
     and foreign currency transactions ..........................    21,647,969
                                                                    -----------
     Total Net Assets ...........................................   $73,999,344
                                                                    ===========
     Net Asset Value, offering and redemption
       price per share ($73,999,344 / 4,355,566
       shares outstanding; 200,000,000 shares
       authorized of $0.001 par value) ..........................        $16.99
                                                                         ======

Statement of Operations
For the Year Ended December 31, 1998
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $96,814) .................     $ 1,328,912
   Interest ....................................................         288,811
                                                                     -----------
     Total Investment Income ...................................       1,617,723
                                                                     -----------
Expenses:
   Investment advisory fees ....................................         696,977
   Distribution fees ...........................................         174,244
   Shareholder services fees ...................................         116,249
   Custodian fees ..............................................          53,356
   Interest expense ............................................          20,228
   Organizational expenses .....................................          12,835
   Directors' fees .............................................          10,910
   Miscellaneous expenses ......................................          73,985
                                                                     -----------
     Total Expenses ............................................       1,158,784
                                                                     -----------
     Net Investment Income .....................................         458,939
                                                                     -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments, futures
     contracts and foreign currency transactions ...............       4,964,163
   Net change in unrealized appreciation
     on investments and foreign currency transactions ..........      10,723,070
                                                                     -----------
   Net realized and unrealized gain on investments, futures
    contracts and foreign currency transactions ................      15,687,233
                                                                     -----------
Net increase in net assets resulting from operations ...........     $16,146,172
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                                                   Year Ended     Year Ended
                                                                  December 31,   December 31,
                                                                      1998           1997
                                                                  ------------   ------------
Operations:
   Net investment income (loss) ................................  $    458,939   $   (198,519)
   Net realized gain on investments, futures contracts
     and foreign currency transactions .........................     4,964,163      6,026,722
   Net change in unrealized appreciation on investments,
     futures contracts and foreign currency transactions .......    10,723,070      5,681,915
                                                                  ------------   ------------
     Net increase in net assets resulting from operations ......    16,146,172     11,510,118
                                                                  ------------   ------------
Distributions to shareholders:
   Net investment income .......................................      (448,581)            --
   Net realized gain on investments ............................    (4,950,101)    (5,839,077)
   In excess of net realized gain on investments ...............      (196,018)            --
                                                                  ------------   ------------
     Total distributions to shareholders .......................    (5,594,700)    (5,839,077)
                                                                  ------------   ------------
Capital share transactions:
   Net increase in net assets from capital share transactions ..    22,890,207      3,107,627
                                                                  ------------   ------------
     Net increase in net assets ................................    33,441,679      8,778,668
Net Assets:
   Beginning of period .........................................    40,557,665     31,778,997
                                                                  ------------   ------------
   End of period ...............................................  $ 73,999,344   $ 40,557,665
                                                                  ============   ============

                 See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Global Interactive Couch Potato Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued)
================================================================================

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued)
================================================================================

fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1998, reclassifications were made to increase undistributed net investment income for $12,669 and decrease accumulated distributions in excess of net realized gain on investments, future contracts and foreign currency transactions for $10,882 with an offsetting adjustment to additional paid-in capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $174,244, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued)
================================================================================

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $100,088,024 and $67,600,737, respectively.

7. Transactions with Affiliates. During the year ended December 31, 1998, the Fund paid brokerage commissions of $15,457 to Gabelli & Company, Inc. and its affiliates.

8. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1998.

The average daily amount of borrowings outstanding during the year ended December 31, 1998 was $227,068, with a related weighted average interest rate of 6.30%. The maximum amount borrowed at any time during the year ended December 31, 1998 was $6,160,000.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                        Year Ended                 Year Ended
                                                    December 31, 1998           December 31, 1997
                                                    -----------------           -----------------
                                                  Shares        Amount        Shares        Amount
                                                 ---------     ---------     ---------     --------
Shares sold ...................................  7,109,075   $113,132,679      865,772   $ 12,613,053
Shares issued upon reinvestment of dividends ..    342,029      5,633,747      376,239      5,372,567
Shares redeemed ............................... (5,935,470)   (95,876,219)  (1,106,550)   (14,877,993)
                                                ----------   ------------   ----------   ------------
  Net increase ................................  1,515,634   $ 22,890,207      135,461   $  3,107,627
                                                ==========   ============   ==========   ============

10. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

The Gabelli Global Interactive Couch Potato(R)  Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                          Year Ended December 31,
                                                        ---------------------------------------------------------
                                                          1998        1997       1996        1995       1994+
                                                          ----        ----       ----        ----       -----
Operating performance:
   Net asset value, beginning of period ..............  $ 14.28     $ 11.75    $ 11.72     $ 10.25     $ 10.00
                                                        -------     -------    -------     -------     -------
   Net investment income (loss) ......................     0.11       (0.07)     (0.09)      (0.01)      (0.01)
   Net realized and unrealized gain
     on investments ..................................     3.98        4.97       1.56        1.84        0.26
                                                        -------     -------    -------     -------     -------
   Total from investment operations ..................     4.09        4.90       1.47        1.83        0.25
                                                        -------     -------    -------     -------     -------
Distributions to shareholders:
   Net investment income .............................    (0.11)         --         --          --          --
   In excess of net investment income ................       --          --      (1.44)      (0.36)         --
   Net realized gain on investments ..................    (1.23)      (2.37)        --          --          --
   In excess of net realized gain
     on investments ..................................    (0.04)         --         --          --          --
                                                        -------     -------    -------     -------     -------
   Total distributions ...............................    (1.38)      (2.37)     (1.44)      (0.36)         --
                                                        -------     -------    -------     -------     -------
   Net asset value, end of period ....................  $ 16.99     $ 14.28    $ 11.75     $ 11.72     $ 10.25
                                                        =======     =======    =======     =======     =======
   Total return++ ....................................    28.9%       41.7%      12.5%       17.9%        2.5%
                                                        =======     =======    =======     =======     =======
Ratios to average net assets and supplemental data:
   Net assets, end of period (in 000's) ..............  $73,999     $40,558    $37,779     $31,439     $24,831
   Ratio of net investment income (loss)
     to average net assets ...........................     0.66%      (0.61)%    (0.70)%     (0.07)%     (0.13)%(a)
   Ratio of operating expenses
     to average net assets (b) .......................     1.66%       1.78%      2.06%       2.47%       2.47%(a)
   Portfolio turnover rate ...........................      105%         68%        47%         33%         14%

----------
+     From commencement of operations on February 7, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Annualized.
(b) The Fund incurred interest expense during the years ended December 31, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.63% and 1.64%, respectively.

                 See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Interactive Couch Potato Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Interactive Couch Potato Fund, (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Interactive Couch Potato Fund of Gabelli Global Series Funds, Inc. at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

New York, New York
February 19, 1999


                                             /s/ Grant Thornton LLP

--------------------------------------------------------------------------------
                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.111 per share and long term capital gains totaling $1.274 per share. For the year ended December 31, 1998, 65.15% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 11.95%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Interactive Couch Potato Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
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                                       19

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Karl Otto Pohl
Chairman and Chief                           Former President
Investment Officer                           Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                          Werner J. Roeder, MD
Former Senior Vice President                 Director of Surgery
Dollar Dry Dock Savings Bank                 Lawrence Hospital

Anthony J. Colavita                          Anthonie C. van Ekris
Attorney-at-Law                              Managing Director
Anthony J. Colavita, P.C.                    BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                        Marc J. Gabelli
President and Chief                          Portfolio Manager
Investment Officer

Bruce N. Alpert                              James E. McKee
Vice President and Treasurer                 Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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